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                                    EXHIBIT 10.39

                      FORM OF FIRST AMENDMENT TO LOAN AGREEMENT
                     AND NOTE BETWEEN THE COMPANY AND IDENTIFIED
                            ON THE ATTACHED SCHEDULE "A"

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                                  FIRST AMENDMENT TO
                               LOAN AGREEMENT AND NOTE

     This First Amendment to Loan Agreement and Note amends that certain Loan Agreement and Note dated December 5, 1997 (the "Agreement") by and between ONTRO, INC. ("Ontro") and PREMIER GLOBAL FUND is made effective this 31st day of January, 1998.

     For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties have agreed to amend the above referenced Loan Agreement and Promissory Note as follows:

1. Subject to: (a) the closing of an initial public offering of Ontro Securities; (b) the listing for trading of the Ontro common stock on NASDAQ; and
(c) the repayment in full of the Loan on or before May 1, 1998, Lender agrees to the following:

     i. The Maturity Date of the Note set forth in Section 1.2 of the Loan Agreement is extended to the earlier of (x) five business days after the closing of the Borrower's IPO or (y) May 1, 1998;

     ii. Waiver of Lender's right to Default Shares set forth in Section 6.1 of the Loan Agreement; and

     iii. Waiver of Lender's right to a retroactive interest rate increase set forth in Section 6.1.2 of the Loan Agreement.

2. If Borrower has not fully complied with Section 1(a), (b) or (c) above by May 1, 1998, this First Amendment to the Loan Agreement shall be null and void.

3. The Promissory Note attached to the Loan Agreement as Exhibit "A" is hereby amended to reflect the amended terms as set forth herein.

4.   All remaining terms in the Agreement shall remain in full force and effect.

                              ONTRO, INC.
                              a California corporation


                              By:
                                  ---------------------------
                                  James A. Scudder, President


                              PREMIER GLOBAL FUND
                              a Florida corporation


                              By:
                                  ---------------------------
                              Name:
                                    -------------------------
                              Title:
                                     ------------------------

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                                     SCHEDULE "A"


Generation Capital Associates

Premier Global Fund